Prepayment for CIP Project	12 Months Ended
Sep. 30, 2025
Prepayment for CIP Project [Abstract]
PREPAYMENT FOR CIP PROJECT

NOTE 9 — PREPAYMENT FOR CIP PROJECT

CIP represents direct costs of construction for the Company’s manufacturing facilities. On June 25, 2021, the Company entered into a construction contract with a sub-contractor, Jiangxi Chenyuan Construction Project Co., Ltd. (“Chenyuan”), pursuant to which, Chenyuan was engaged to construct four manufacturing factory buildings and an office building for the Company with a contract sum of RMB165 million (approximately $23.2 million). The construction work started on August 8, 2021, with an originally estimated completion date on August 7, 2023.

At beginning of the year ended December 31, 2024, due to resurgence of the COVID-19 pandemic, which resulted in lingering logistic disruption, material and labor shortage, and domestic travel restriction, the Company re-estimated that the completion date would be postponed to December 2024. However, during the year 2024, new information was discovered about the topographical and surface structures of the land, which required Chenyuan to re-conduct the geological survey. As a result, the construction progress was further delayed that cause the re-estimated completion date of December 2024 was not met.

In April 2025, Ministry of Emergency Management of PRC issued Specification for safety management of fine chemical enterprises, pursuant to which, enterprises should not set up employee dormitories within the factory premises. Because of this new regulation. the Company had to redesign the project, and the expected completion date of this construction project is further delayed to June 30, 2028. As of September 30, 2025, the Company had made a prepayment of approximately RMB69.2 million (approximately $9.7 million) to Chenyuan for land improvement, building foundation and the construction of the manufacturing factories.

During the year ended September 30, 2022, $407,361 (approximately RMB2.9 million) of the prepayment was re-classified to property, plant and equipment in the consolidated balance sheets. During the year ended September 30, 2025, management carried out impairment assessment on the prepayment for CIP project. The prepayment is refundable on-demand if the CIP project is aborted, management has assessed the recoverability of this prepayment to be approximately $8.9 million, and impairment loss of $481,109 was recognized in the profit or loss.

As of September 30, 2025, future additional capital expenditures on the CIP project are estimated to be approximately RMB95.8 million (equivalent to $13.5 million), of which approximately $3.5 million is required within the next 12 months. The Company currently plans to fund its ongoing CIP project construction through cash collected from accounts receivable and, if necessary, borrowings from PRC banks.

As of September 30, 2025, future minimum capital expenditures on the Company’s CIP project are estimated as follows:

Years ending September 30,	Capital Expenditure on CIP

2026	$3,511,729
2027	3,511,729
2028	5,274,617
2029	1,158,871
Total	$13,456,946